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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



Date of Report (Date of earliest event reported): August 10, 1998


                                IMH ASSETS CORP.
             (AS DEPOSITOR UNDER AN INDENTURE DATED AS OF AUGUST 1, 1998, PROVIDING FOR, AMONG OTHER THINGS, THE ISSUANCE
                   OF COLLATERALIZED MORTGAGE BONDS, 1998-C1)



                                IMH ASSETS CORP.
                         ------------------------------
               (Exact name of Issuer as specified in its charter)

        CALIFORNIA                    333-50473              33-0705301
----------------------------         -----------           ----------------
(State or Other Jurisdiction         (Commission           (I.R.S. Employer
of Incorporation)                    File Number)         Identification No.)


            20371 Irvine Avenue, Suite 200
            Santa Ana Heights, California                  92707
            -----------------------------                  -----
            (Address of Principal                      (Zip Code)
            Executive Offices)


Registrant's telephone number, including area code, is (714) 556-0122

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Item 5.    OTHER EVENTS.

Item 7.    FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

           (a)      Not applicable

           (b)      Not applicable

           (c)      Exhibits:

           25.1. Statement of eligibility of LaSalle National Bank on
Form T-1 under the Trust Indenture Act of 1939 of a Corporation designated to act as Trustee.


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                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                         IMH ASSETS CORP.


                                         By: /s/ Mary Glass-Schannault
                                             --------------------------
                                         Name:   Mary Glass-Schannault
                                         Title:  Senior Vice President


Dated: August 14, 1998


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                                  EXHIBIT INDEX


                           Item 601 (a) of          Sequentially
          Exhibit          Regulation S-K           Numbered
          Number           Exhibit No.              Description
          ------           -----------              -----------

             1                 25.1                 Form T-1